SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 27, 2007

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

                DELAWARE                                 (0-19410)
      (State or Other Jurisdiction               (Commission File Number)
           of Incorporation)

                   70 WALNUT STREET, WELLESLEY HILLS, MA 02481
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (781) 239-7502

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 8.01      Other Events.

               Point Therapeutics, Inc. ("Point") today announced that the Securities and Exchange Commission has declared effective its Form S-4 Registration Statement, which contains a joint proxy statement/prospectus relating to the proposed merger with DARA BioSciences, Inc. ("DARA"). Each company will promptly commence mailing of the joint proxy statement/prospectus to its respective stockholders.

               Point will hold a meeting of its stockholders on January 29, 2008 at 10:00 a.m., Eastern Time, at the law office of Ropes & Gray LLP, One International Place, 36th Floor, Boston, MA 02110, and DARA will hold a meeting of its stockholders on January 28, 2008 at 10:00 a.m., Eastern Time, at 4505 Falls of Neuse Road, Raleigh, NC 27609, to consider matters relating to the proposed combination of the two companies.

               A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits.

               (c) Exhibits.

               99.1 - Press release issued by Point dated December 27, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               POINT THERAPEUTICS, INC.

December 27, 2007              By: /s/ Richard N. Small
                               --------------------------------
                               Name: Richard N. Small
                               Title: Treasurer



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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit          Description
-------          ---------------
99.1             Press release issued on December 27, 2007.